--------------------------------------------------------------------------------

                            SENTINEL BENEFIT PROVIDER

                   A VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                   INTENDED PRIMARILY FOR THE CORPORATE MARKET


         Supplement dated June 2, 1999 to Prospectus dated May 5, 1999


         Effective June 2, 1999, National Life Insurance Company has reduced the current annual rates of the Mortality and Expense Risk Charge that applies to the Policy, by amounts equal to 0.05% of Account Value in the Separate Account. The reduced current annual rates of the Mortality and Expense Risk Charge are as follows:

        For Policy Years 1 - 7: 0.30% of Account Value in the Separate Account; For Policy Years 8 -10: 0.20% of Account Value in the Separate Account; For Policy Years 11-20: 0.10% of Account Value in the Separate Account;
          and
        For Policy Year 21 and thereafter: 0.05% of Account Value in the
          Separate Account.

                The guaranteed maximum annual rate of the Mortality and Expense Risk Charge is not being changed, and continues to be 0.60% of Account Value in the Separate Account in all Policy Years.

         As a result of this change, the illustrations of Death Benefits, Account Values and Net Cash Surrender Values contained on pages A-2 to A-10, which illustrate current charges, now somewhat understate Account Values and Net Cash Surrender Values, and may understate Death Benefits in some cases. The illustrations showing guaranteed charges are not affected.


--------------------------------------------------------------------------------